UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                 April 18, 2007



                              TECHE HOLDING COMPANY
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



        Louisiana                         0-25538                   72-1287456
-----------------------------          --------------             --------------
(State or other jurisdiction           (SEC File No.)             (IRS Employer
     of incorporation)                                            Identification
                                                                      Number)

211 Willow Street, Franklin, Louisiana                            70538
----------------------------------------                        ----------
(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code: (337) 560-7151
                                                    --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written communications  pursuant to Rule 425 under the Securities Act

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act

[_] Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

                              TECHE HOLDING COMPANY

                       Section 2 -- Financial Information

Item 2.02.  Results of Operation and Financial Condition.

         On April 18, 2007, the Registrant issued a press release to report earnings for the quarter and six months ended March 31, 2007. A copy of the press release is furnished with this Form 8-K as Exhibit 99 and incorporated herein by reference.

                 Section 9 - Financial Statements and Exhibits.

Item 9.01.  Financial Statements and Exhibits.

         (c)Exhibits:

                  Exhibit 99 - Press Release dated April 18, 2007
                  ----------

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          TECHE HOLDING COMPANY


Date: April 18, 2007                      By:  /s/J.L. Chauvin
                                               ---------------------------------
                                               J. L. Chauvin
                                               Vice President and Treasurer
                                               (Principal Financial and
                                                Accounting Officer)